                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                  TO EXCHANGE 1.075 SHARES OF COMMON STOCK OF
                                MEDIMMUNE, INC.
                   FOR EACH OUTSTANDING SHARE OF COMMON STOCK
                                       OF
                                     AVIRON
                     PURSUANT TO THE PRELIMINARY PROSPECTUS
                            DATED DECEMBER 10, 2001
--------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 9, 2002, UNLESS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.
--------------------------------------------------------------------------------

                      THE EXCHANGE AGENT FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 59 MAIDEN LANE

                               NEW YORK, NY 10038

                           TELEPHONE: (800) 937-5449

                                       OR

                                 (718) 921-8200

                           FACSIMILE: (718) 234-5001

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW

    THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REFER TO
INSTRUCTION 3 IF THERE IS INADEQUATE SPACE TO COMPLETE THIS TABLE.

---------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                           SHARE CERTIFICATE(S) AND
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                SHARES TENDERED
            APPEAR(S) ON SHARE CERTIFICATE(S))                           (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER OF          NUMBER OF
                                                                 CERTIFICATE       SHARES REPRESENTED         SHARES
                                                                NUMBER(S)(1)      BY CERTIFICATE(S)(1)      TENDERED(2)
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
  TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed by Book-Entry Stockholders.

(2) Unless otherwise indicated, it will be assumed that all Aviron Shares represented by certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

/ /        CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR
           STOLEN, SEE INSTRUCTION 11.

    This Letter of Transmittal is to be used by stockholders of Aviron ("Aviron") if certificates for Aviron Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Aviron Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the preliminary prospectus. Aviron stockholders who deliver Aviron Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and Aviron stockholders who deliver certificates for Aviron Shares are referred to herein as "Certificate Stockholders."

    Stockholders whose certificates for Aviron Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date of the Offer (the "Expiration Date"), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Aviron Shares according to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering--Guaranteed Delivery" in the preliminary prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN). NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

/ /        CHECK HERE IF TENDERED AVIRON SHARES ARE BEING DELIVERED BY
           BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
           EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND
           COMPLETE THE FOLLOWING:

           Name of Tendering Institution: ---------------------

           DTC Participant Number: ------------------------------------

           Transaction Code Number: ---------------------------------

/ /        CHECK HERE IF TENDERED AVIRON SHARES ARE BEING DELIVERED
           PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT
           TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

           Name(s) of Registered Holder(s): ------------------------

           Window Ticket Number (if any) or DTC Participant Number:
           ------------------------

           Date of Execution of Notice of Guaranteed Delivery:
           ------------------------

           Name of Institution that Guaranteed Delivery:
           ------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby delivers to Apple Merger Corp. ("Merger Subsidiary"), a wholly-owned subsidiary of MedImmune, Inc., a Delaware corporation ("MedImmune"), the above-described shares of common stock, par value $.001 per share (together with the associated share purchase rights, the "Aviron Shares"), of Aviron, a Delaware corporation ("Aviron"), pursuant to Merger Subsidiary's offer to exchange 1.075 shares of common stock, par value $.01 per share, of MedImmune ("MedImmune Common Shares") for each outstanding Aviron Share, upon the terms and subject to the conditions set forth in the preliminary prospectus, dated December 10, 2001 (the "preliminary prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the preliminary prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. Merger Subsidiary reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase Aviron Shares tendered pursuant to the Offer.

    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Aviron Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Merger Subsidiary all right, title and interest in and to all of the Aviron Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Aviron Shares or other securities (other than MedImmune Common Shares) issued or issuable in respect thereof on or after November 30, 2001 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Aviron Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for such Aviron Shares (and any and all Distributions), or transfer ownership of such Aviron Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Merger Subsidiary, (ii) present such Aviron Shares (and any and all Distributions) for transfer on the books of Aviron, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Aviron Shares (and any and all Distributions), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, and subject to the terms of the Offer, the undersigned hereby irrevocably appoints David M. Mott and Melvin D. Booth and any individual who shall be designated by Merger Subsidiary, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Aviron's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Aviron Shares (and any and all Distributions) tendered hereby and accepted for exchange by Merger Subsidiary. This appointment will be effective if and when, and only to the extent that, Merger Subsidiary accepts such Aviron Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Aviron Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Aviron Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Merger Subsidiary reserves the right to require that, in order for Aviron Shares (or other Distributions) to be deemed validly tendered, immediately upon Merger Subsidiary's acceptance for exchange of such Aviron Shares, Merger Subsidiary must be able to exercise full voting, consent and other rights with respect to such Aviron Shares (and any and all Distributions), including voting at any meeting of Aviron's stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Aviron Shares tendered hereby and all Distributions, that the undersigned owns the Aviron Shares tendered hereby, and that when the same are accepted for exchange by Merger Subsidiary, Merger Subsidiary will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Merger Subsidiary to be necessary or desirable to complete the sale, assignment and transfer of the Aviron Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Merger Subsidiary all Distributions in respect of the Aviron Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Merger Subsidiary shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Aviron Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Merger Subsidiary in its sole discretion.

    The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the preliminary prospectus this tender is irrevocable.

    The undersigned understands that the valid tender of Aviron Shares pursuant to any one of the procedures described in "The Offer--Procedure for Tendering" of the preliminary prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Merger Subsidiary upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the preliminary prospectus, Merger Subsidiary may not be required to accept for exchange any of the Aviron Shares tendered hereby.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the MedImmune Common Shares and a check for cash in lieu of fractional MedImmune Common Shares, and return any certificates for Aviron Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the MedImmune Common Shares and a check for cash in lieu of fractional MedImmune Common Shares and return any certificates for Aviron Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the MedImmune Common Shares and a check for cash in lieu of fractional MedImmune Common Shares, and issue certificates for Aviron Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Aviron Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Merger Subsidiary has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Aviron Shares from the name of the registered holder thereof if Merger Subsidiary does not accept for exchange any or all of the Aviron Shares so tendered.
------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

       To be completed ONLY if the MedImmune Common Shares and the check for cash payable in lieu of fractional shares is to be issued in the name of someone other than the undersigned, if certificates for the Aviron Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if Aviron Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

   Issue [  ] Check and/or
        [  ] Certificates to:

                                      Name
             ------------------------------------------------------
                                 (Please Print)

   Address
   ----------------------------------------------------
   ------------------------------------------------------------

                                   (Zip Code)

   ------------------------------------------------------------

                (Taxpayer Identification or Social Security No.)
                           (See Substitute Form W-9)

   Credit the Aviron Shares tendered by book-entry transfer that are not accepted for exchange to DTC to the account number set forth below:

          ------------------------------------------------------------
                                (Account Number)

   ------------------------------------------------------------

   ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

       To be completed ONLY if certificates for the Aviron Shares not tendered or not accepted for exchange and the MedImmune Common Shares and the check for cash payable in lieu of fractional shares is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Mail [  ] Check and/or
       [  ] Certificates to:

                                      Name
             ------------------------------------------------------
                                 (Please Print)

                                    Address
              ----------------------------------------------------

          ------------------------------------------------------------
                                   (Zip Code)

   ------------------------------------------------------------

                (Taxpayer Identification or Social Security No.)
                           (See Substitute Form W-9)

   -----------------------------------------------------------

                                    IMPORTANT
                             STOCKHOLDERS SIGN HERE

    (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL)

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                          SIGNATURE(S) OF STOCKHOLDERS

 DATED __________________________________________________________________, 200__

 NAME(S) _______________________________________________________________________
       _________________________________________________________________________
                                    (PLEASE PRINT)

 CAPACITY ______________________________________________________________________
                                  (FULL TITLE)
                               (SEE INSTRUCTION 5)

 ADDRESS _______________________________________________________________________
                               (INCLUDE ZIP CODE)

 AREA CODE AND TELEPHONE NUMBER ________________________________________________

 TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER _____________________________
                            (SEE SUBSTITUTE FORM W-9)

 -------------------------------------------------------------------------------

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Aviron Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

 -------------------------------------------------------------------------------

 NAME OF FIRM __________________________________________________________________

 ADDRESS _______________________________________________________________________
                               (INCLUDE ZIP CODE)

 AUTHORIZED SIGNATURE __________________________________________________________

 NAME(S) _______________________________________________________________________
       _________________________________________________________________________

                                 (PLEASE PRINT)

 AREA CODE AND TELEPHONE NUMBER ________________________________________________

 DATED __________________________________________________________________, 200__

 -------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Aviron Shares) of Aviron Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Aviron Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of Aviron either if Aviron Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Aviron Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Offer--Procedure for Tendering" of the preliminary prospectus. For a stockholder to validly tender Aviron Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Aviron Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) Aviron Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Offer--Procedure for Tendering" of the preliminary prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer--Procedure for Tendering--Guaranteed Delivery" of the preliminary prospectus.

    Stockholders whose certificates for Aviron Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Aviron Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer--Procedure for Tendering--Guaranteed Delivery" of the preliminary prospectus.

    Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Merger Subsidiary, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates for all tendered Aviron Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Aviron Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery.

    The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Aviron Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Merger Subsidiary may enforce such agreement against the participant.

    The signatures on this Letter of Transmittal cover the Aviron Shares tendered hereby.

    THE METHOD OF DELIVERY OF THE AVIRON SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE AVIRON SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Aviron Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Aviron Shares for exchange.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Aviron Shares tendered and the Share certificate numbers with respect to such Aviron Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Aviron Shares evidenced by any Aviron Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Aviron Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Aviron Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Aviron Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Aviron Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Aviron Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Aviron Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Aviron Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Merger Subsidiary of the authority of such person to so act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Aviron Shares listed and transmitted hereby, no endorsements of Aviron Share certificates or separate stock powers are required unless payment or certificates for Aviron Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Aviron Share certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Aviron Shares evidenced by certificates listed and transmitted hereby, the Aviron Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Aviron Share certificates. Signature(s) on any such Aviron Share certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Any transfer taxes on the exchange of Aviron Shares pursuant to the Offer that are imposed on the acquirer of the Aviron Shares will be paid by Merger Subsidiary or on behalf of Merger Subsidiary. Any transfer taxes on the exchange of Aviron Shares pursuant to the Offer that are imposed on the transferor of the Aviron Shares will be paid by you.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Aviron Shares tendered hereby.

    7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for MedImmune Common Shares and a check for cash in lieu of fractional MedImmune Common Shares, and certificates for Aviron Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Aviron Shares by book-entry transfer may request that Aviron Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Aviron Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Aviron Shares were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the preliminary prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

    9. WAIVER OF CONDITIONS. Merger Subsidiary reserves the absolute right in its sole discretion (subject to the Merger Agreement) to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the regulatory clearances condition and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the MedImmune Common Shares to be issued in the Offer), in whole or in part, in the case of any Aviron Shares tendered.

    10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and federal backup withholding tax on the payment of cash instead of fractional shares. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold on all payments of cash instead of fractional shares until a TIN is provided to the Exchange Agent.

    11. LOST, DESTROYED, MUTILATED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Aviron Shares has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify LaSalle Bank, N.A., Aviron's Transfer Agent, by checking the box under "Description of Shares Tendered". The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen Share certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED AVIRON SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR AVIRON SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                                TAX INFORMATION

    A stockholder whose tendered Aviron Shares are accepted for payment and who may receive cash instead of a fractional share of MedImmune common stock is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on the Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, any cash payments that are made to such stockholder pursuant to the Offer may be subject to federal backup withholding.

    Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS
Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

                         PURPOSE OF SUBSTITUTE FORM W-9

    Under federal income tax laws, the Exchange Agent may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. To prevent federal backup withholding on cash payments that are made to a stockholder with respect to fractional shares pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9). Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The stockholder is required to give the Exchange Agent the TIN of the record owner of the Aviron Shares. If the Aviron Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold on all cash payments in lieu of fractional shares until a TIN is provided to the Exchange Agent.

----------------------------------------------------------------------------------------------------
SUBSTITUTE                        PART 1 -- TAXPAYER                --------------------------------
FORM W-9                          IDENTIFICATION NO. -- For All     Social Security Number
DEPARTMENT OF THE TREASURY        Accounts                          OR
INTERNAL REVENUE SERVICE          Enter your taxpayer               --------------------------------
PAYER'S REQUEST FOR TAXPAYER      identification number in the      Employer Identification Number
IDENTIFICATION NO.                appropriate box. For most
                                  individuals and sole
                                  proprietors, this is your Social
                                  Security Number.
                                  For other entities, it is your
                                  Employer Identification Number.
                                  If you do not have a number, see
                                  "How to Obtain a TIN" in the
                                  enclosed Guidelines
                                  Note: If the account is in more
                                  than one name, see the chart on
                                  page 2 of the enclosed
                                  Guidelines to determine what
                                  number to enter.
                                                                    --------------------------------
                                                                    PART 3 AWAITING TIN
                                                                    --------------------------------
                                                                    PART 4 EXEMPT PAYEES
----------------------------------------------------------------------------------------------------
                                  PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:

                                  (1) The number shown on this form is my correct taxpayer
                                  identification number (or I am waiting for a number to be issued to me);

                                  (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                                  (3) Any information provided on this form is true, correct and complete.
----------------------------------------------------------------------------------------------------

                                  CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such
                                  Item (2).

                                  SIGNATURE: ---------------        DATE: ---------, 200 --

----------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Exchange Agent, all cash payments made to me will be subject to backup withholding, but that any such amount withheld will be refunded to me if I provide a certified taxpayer identification number within 60 days.

SIGNATURE:
------------------------------  DATE:
------------, 200
--

Name (Please Print)
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Questions and requests for assistance or additional copies of the preliminary prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent and the Dealer Manager set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [MACKENZIE PARTNERS, INC. LOGO]
                                156 FIFTH AVENUE
                            NEW YORK, NY 10010-7002
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                         CALL TOLL FREE: (800) 322-2885
                      E-MAIL: PROXY@MACKENZIEPARTNERSN.COM

                      THE DEALER MANAGER FOR THE OFFER IS:

                              MERRILL LYNCH & CO.
                          FOUR WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10080
                         (609) 274-3066 (CALL COLLECT)